Exhibit 2.2

Amount Price Qty Filing Status Filing Date/Time Filing Number Fee D e s cription De s cription $ 30 0 . 00 $ 3 0 0 . 00 1 Approved 9/19/ 2 025 8 : 05:30 AM 20 2 55 1 825 1 8 Fe e s Certificate of Revival 8 /2025 $ 1 7 5 . 00 $ 1 75 . 00 1 Approved 9/ 1 9/ 2 025 8 : 05:30 AM 20 2 55 1 825 1 8 Formation F e e Certificate of Revival 8 /2025 $4 0 00 . 00 $40 0 0 . 00 8 Approved 9/ 1 9/ 2 025 8 : 05:30 AM 20 2 55 1 825 1 8 Busi n e s s License Fee Certificate of Revival 8 /20 1 8 - 8 /2025 $ 800 . 00 $ 8 00 . 00 8 Approved 9/19/ 2 025 8 : 05 : 30 AM 20 2 55 1 825 1 8 Busine s s License Late Fee Certificate of Revival 8 /20 1 8 - 8 /2025 $ 1 6 0 0 . 00 $ 1 6 0 0 . 00 8 Approved 9/19/ 2 025 8 : 05:30 AM 20 2 55 1 825 1 8 Annual List Fee Certificate of Revival 8 /20 1 8 - 8 /2025 $ 600 . 00 $ 600 . 00 8 Approved 9/ 1 9/ 2 025 8 : 05:30 AM 20 2 55 1 825 1 8 Annual List Late Fee Certificate of Revival 8 /2018 - 8 /2025 $ 7 4 7 5 . 00 Total STATE O F NE V ADA FRA N C I S C O V . AGUILAR Secretary of State RUBEN J. R ODRI G UEZ Deputy Secretary for S o uthern Nevada Amount P ent Status Desc r . i ...l ! t . ion e $ 7 4 7 5 . 00 S uc c e s s 7 5 8 2943 1 81056 5 7 3 003 0 70 Credit C ard $ 1 86 . 8 8 S uc c e s s S ervi c e Fee Credit Card $7 6 61. 8 8 Total GA B RIEL DI CHIARA Chief Deputy Secretary o f S t ate DEANNA L REYNOL D S Deputy Secretary for Commercial Recordings 225 0 Las Vega s Blvd North, Suite 400 North Las Vegas , NV 890 3 0 Telephone ( 7 02) 486 - 2 8 80 Fax (702) 4 86 - 2452 OFF I C E O F THE SECRETA R Y OF S TATE 401 N. Carson Street Car s on City, NV 89 7 0 1 Te l ephone (775) 684 - 5708 Fax (7 7 5 ) 684 - 7141 V corp Services 25 Robert Pitt Dr Ste 204 Mon s ey, NY 1095 2 , USA Work O rder #: W2025 0 9 1 9 00248 Septem b er 1 9, 20 2 5 R e ceipt Version: 1 Special Handling Instructions: Submitter ID: 238 C h i arges p me n t s Credit Balance: $0 . 00 V c o rp Services 2 5 Robert Pitt Dr Ste 2 0 4 Mon s e y , NY 1 0952, U SA

STATE OF NEVADA

FRANCISCO V. AGUILAR
Secretary of State

RUBEN J. RODRIGUEZ
Deputy Secretary for Southern Nevada

2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2452

OFFICE OF THE SECRETARY OF STATE

GABRIEL DI CHIARA
Chief Deputy Secretary of State

DEANNA L. REYNOLDS
Deputy Secretary for Commercial Recordings

401 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7141

Business Entity - Filing Acknowledgement

09/19/2025

Work Order Item Number:	W2025091900248 - 4726668
Filing Number:	20255182518
Filing Type:	Certificate of Revival
Filing Date/Time:	09/19/2025 08:05:30 AM
Filing Page(s):	6

Indexed Entity Information:

Entity ID: E0622352006-3

Entity Name: MONSTERO HOLDINGS CORP.

Entity Status: Active

Expiration Date: None

Commercial Registered Agent
Vcorp Agent Services, Inc.
701 S. Carson Street, Suite 200, Carson City, NV 89701, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

FVAguilar

FRANCISCO V. AGUILAR
Secretary of State

Page 1 of 1
Commercial Recording

2250 Las Vegas Blvd North, North Las Vegas, NV 89030 | 401 N. Carson Street, Carson City, NV 89701 | 1 State of Nevada Way, Las Vegas, NV 89119

page 1 of 2 FRANC I SCO V. AGU I LAR Secretary of State 401 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Webs i te: www . nvsos.gov www . nvsilverflume.gov Annual or Amended List and State Business License Application M ANNUAL D AMENDED (check one) List of Off i cers, Managers, Members, General Partners, Manag i ng Partners, Trustees or Subscr i bers: MONSTERO HOLD I NGS CORP. NAME OF ENTITY NV20061229294 Entity or Nevada Business Identification Number ( NVID ) TYPE OR PR I NT ONLY - USE DARK INK ONLY - DO NOT H I GHLIGHT IMPORTANT: Read instructions before completing and returning this for m . Please indicate the entity type (check only one) : llil' Corporation D This corporation is publicly traded, the Central Index Key number i s : D Nonprofit Corporation (see nonprofit sections below) D Limited - Liability Company D Limited Partnership D Limited - Liability Partnership D Limited - Liability Limited Partnership D Business Trust D Corporation Sole Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental pag e . Business Number E0622352006 - 3 Filed in the Office of f' * r Secretary of State State Of Nevada Filing Number 20255 1 825 1 8 Filed On 09/19/2025 08 : 05 : 30 AM Number of Pages 6 CHECK ONLY I F APPL I CABLE Pursuant to NRS Chapter 7 6 , this entity is exempt from the business license fe e . D 001 - Governmental Entity D 006 - NRS 680 B . 020 Insurance Co, provide license or certificate of authority number For nonprofit entities formed under NRS chapter 80: entities without 50 1 (c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 50 1 (c) designation must indicate by checking box below. D Pursuant to NRS Chapter 76, this entity is a 50 1 (c) nonprofit entity and is exempt from the business license fee. Exemption Code 002 For nonprofit entit i es formed under NRS Chapter 81: entities which are Unit - owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax - exempt organization pursuant to 26 U . S . C $ 50 1 (c) are excluded from the requirement to obtain a state business licens e . Please indicate below if this entity falls under one of these categories by marking the appropriate bo x . If the entity does not fall under either of these categories please submit $20 0 . 00 for the state business licens e . D Unit - owners' Association D Religious, charitabl e , fraternal or other organization that qualifies as a tax - exempt organization pursuant to 26 U . S . C . $50 1 (c) For nonprofit ent i ties formed under NRS Chapter 82 and SO : Charitab l e Solicitat i on I nformation - check applicab l e box Does the Organization intend to solicit charitable or tax deductible contributions? D No - no additional form is required D Yes - the "Charitable Solicitation Registration Statement" is require d . D The Organization claims exemption pursuant to NRS 82A 210 - the "Exemption From Charitable Solicitation Registration Statement" is required **Failure to i nc l ude the requ i red statement form will result i n rejection of the filing and could resu l t i n l ate fees . **

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

CORPORATION, INDICATE THE President:

Name	Country	Address	City	State	Zip/Postal Code
Victor Rozier	USA	288 Egg Harbor Road Ste 9-#4030	Sewell	NJ	08080

CORPORATION, INDICATE THE Treasurer:

Name	Country	Address	City	State	Zip/Postal Code
Victor Rozier	USA	288 Egg Harbor Road Ste 9-#4030	Sewell	NJ	08080

CORPORATION, INDICATE THE Director:

Name	Country	Address	City	State	Zip/Postal Code
Victor Rozier	USA	288 Egg Harbor Road Ste 9-#4030	Sewell	NJ	08080

CORPORATION, INDICATE THE Secretary:

Name	Country	Address	City	State	Zip/Postal Code
Tennille Rozier	USA	288 Egg Harbor Road Ste 9-#4030	Sewell	NJ	08080

CORPORATION, INDICATE THE Director:

Name	Country	Address	City	State	Zip/Postal Code
Tennille Rozier	USA	288 Egg Harbor Road Ste 9-#4030	Sewell	NJ	08080

None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Victor Rozier

Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Subscriber, Member, Owner of Business, Partner or Authorized Signer *FORM WILL BE RETURNED IF UNSIGNED*

Title	Date
President	09/19/2025

page 2 of 2

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E0622352006-3
FVAguilar	Filing Number 20255182518
Secretary of State State Of Nevada	Filed On 09/19/2025 08:05:30 AM
	Number of Pages 6

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☐ Reinstatement ☑ Revival

1. Entity information:

Name of entity as on file with the Nevada Secretary of State: MONSTERO HOLDINGS CORP.

Entity or Nevada Business Identification Number (NVID): NV20061229294

2. Registered Agent for Service of Process: (check only one box)

☑ Commercial Registered Agent (name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or position with Entity (title and address below)

Vcorp Agent Services, Inc.
Name of Registered Agent OR Title of Office or Position with Entity

Street Address	City	State	Zip Code
701 S. Carson Street, Suite 200	Carson City	Nevada	89701

Mailing Address (If different from street address)	City	State	Zip Code
		Nevada	

2a. Certificate of Acceptance of Appointment of Registered Agent: (Include "Registered Agent Acceptance/ Statement of Change" form if needed for signature)

I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.

X Miriam Nachison, Assistant Secretary of Vcorp Agent Services, Inc. 09/19/2025
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

3. Date When Revival is to Commence:

Date when revival of charter is to commence or be effective, which may be before the date of the certificate: 09/19/2025

4. Duration of Revival: (A date is required for entities under NRS 88)

Indicate whether or not the revival is to be perpetual, and, if not perpetual, the time for which the revival is to continue. Limited Partnership under NRS 88 must indicate a date.
The corporation's existence shall be: PERPETUAL or ______

5.Current List :

Reinstatements: List of Officers, Managers, Managing Members, General Partners, Managing Partners,Trustee or Subscribers

Revivals: List of Officers, Managers, Managing Members, General Partners, Managing Partners or Trustee

CORPORATION, INDICATE THE President, OR EQUIVALENT OF: Title: President

Name	Country
Victor Rozier	USA

Address	City	State	Zip/Postal Code
288 Egg Harbor Road Ste 9-#4030	Sewell	NJ	08080

CORPORATION, INDICATE THE Treasurer, OR EQUIVALENT OF: Title: Treasurer

Name	Country
Victor Rozier	USA

Address	City	State	Zip/Postal Code
288 Egg Harbor Road Ste 9-#4030	Sewell	NJ	08080

CORPORATION, INDICATE THE Director, OR EQUIVALENT OF: Title: Director

Name	Country
Victor Rozier	USA

Address	City	State	Zip/Postal Code
288 Egg Harbor Road Ste 9-#4030	Sewell	NJ	08080

This form must be accompanied by appropriate fees.

page1 of 4
Revised: 1/1/2019

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☐ Reinstatement ☑ Revival

CORPORATION, INDICATE THE Secretary, OR EQUIVALENT OF: Title: Secretary

Name	Country
Tennille Rozier	USA

Address	City	State	Zip/Postal Code
288 Egg Harbor Road Ste 9-#4030	Sewell	NJ	08080

CORPORATION, INDICATE THE Director, OR EQUIVALENT OF: Title: Director

Name	Country
Tennille Rozier	USA

Address	City	State	Zip/Postal Code
288 Egg Harbor Road Ste 9-#4030	Sewell	NJ	08080

This form must be accompanied by appropriate fees.

page2 of 4
Revised: 1/1/2019

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☐ Reinstatement ☑ Revival

6. Statement of Fact: (Revivals only, select one. Entities under NRS 84 cannot revive)	☑ Revival pursuant to 78.730 or 81.010: (check one) The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 78 and/or 81. ☑ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the corporation. ☑ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued. Membership approval not required under NRS 81.010(2).
	☐ Revival pursuant to 80: The undersigned declare that the corporation desires to revive its qualification to do business and is, or has been, organized and carrying on the business authorized by its existing or original qualification and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 80. ☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the qualification. ☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued.
	☐ Revival pursuant to 82: The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 81 and 82. This certificate must be executed by the President or Vice President **AND** Secretary or Assistant Secretary. The undersigned declare that the execution and filing of this certificate has been approved unanimously by the last-appointed surviving directors of the corporation and the unanimous consent has been secured:

This form must be accompanied by appropriate fees.

page3 of 4
Revised: 1/1/2019

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☐ Reinstatement ☑ Revival

6. Statement of Fact: (Revivals only, select one. Entities under NRS 84 cannot revive)

☐ Revival pursuant to 86.580:

The undersigned declare that the limited-liability company desires to revive its charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 86.

The undersigned declares that he has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of a majority of the members.

☐ Revival pursuant to 86:

The undersigned declare that the foreign limited-liability company desires to revive its registration and is, or has been, organized and carrying on the business authorized by its existing or original registration and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of NRS 86.5467.

The undersigned declares that he/she has obtained approval by written consent of the majority in interest and that this consent was secured.

☐ Revival pursuant to 87, 87A, 88 or 88A:

The undersigned declare that the limited partnership, limited-liability partnership, limited-liability limited partnership or business trust desires to revive its certificate and is, or has been, organized and carrying on the business authorized by its existing or original certificate and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 87, 87A, 88 or 88A

The undersigned declares that he/she has been designated or appointed by the general partners, managing partners or trustees to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the general partners or managing partners holding at least a majority of the voting powers.

☐ Revival pursuant to 89:

The undersigned declare that the professional association desires to revive its articles of association and is, or has been, organized and carrying on the business authorized by its existing or original articles of association and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 89.

The undersigned declares that he/she has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the holders of a membership interest in the professional association holding at least a majority of voting power.

7. Signatures: (Required)

I declare under the penalty of perjury that the reinstatement/revival has been authorized by a court of competent jurisdiction or by the duly selected manager or managers of the entity or if the entity has no managers, its managing members.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Victor Rozier
Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, or Authorized Signer

President	09/19/2025
Title	Date

FORM WILL BE RETURNED IF UNSIGNED.

This form must be accompanied by appropriate fees.

page4 of 4
Revised: 1/1/2019

s t . C R E TARY OF S T A . TE NE V ADA STATE BUSINESS LICENSE MONSTERO HOLDINGS CORP. Nevada Business Identification # NV2006 1 229294 Expiration Date: 08/ 3 1/2026 In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada . Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, pennit or registration . License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which, by law, cannot be waived. IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 09/19/2025. Certificate Number: B202509196098678 You may verify this certificate online at https://www . nvsilverflume.gov/home FRANCISCO V. AGUILAR Secretary of State